UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 16, 2007

Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

0-25060	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

309 North Fifth Street
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On May 16, 2007, Supertel Limited Partnership (“SLP”), a limited partnership 97% owned by Supertel Hospitality, Inc. (“Supertel”), acquired fifteen hotels, which are operated under the Masters Inn name, from entities in which two individuals own all or a majority of the capital stock. The purchase price for the fifteen hotels was $42,700,000. The hotels are located in: Tuscaloosa, Alabama; Orlando, Florida; Kissimmee, Florida (2); Seffner, Florida; East Tampa, Florida; Doraville, Georgia; Marietta, Georgia; Tucker, Georgia; Augusta, Georgia; Garden City, Georgia; Mt. Pleasant, South Carolina; Charleston, South Carolina; and Cayce, South Carolina (2).

The purchase agreement for the fifteen hotels is filed with this report as Exhibit 2.1 and incorporated herein by reference.

On May 16, 2007, TRS Leasing, Inc. (“TRS”), an indirect wholly-owned taxable REIT subsidiary of Supertel and the lessee of the fifteen hotels, entered into a management agreement with HLC Hotels, Inc. (“HLC”), an affiliate of the sellers of the hotels. The management agreement provides for HLC to operate and manage the fifteen hotels for a term of two years and receive management fees equal to five percent of the gross revenues derived from the operation of the hotels. The management agreement requires TRS to reimburse HLC for all budgeted direct operating costs and expenses incurred in the operation of the hotels. HLC, an eligible independent contractor, also manages other hotels for parties unrelated to Supertel.

The description of the management agreement for the fifteen hotels is qualified in its entirety by the management agreement filed with this report as Exhibit 10.1 and incorporated herein by reference.

The $42,700,000 purchase price for the fifteen hotels was funded by $6,405,000 of borrowings from Supertel’s existing credit facilities with Great Western Bank and a $27,755,000 term loan and $8,540,000 bridge loan from General Electric Capital Corporation (“GECC”) entered into on May 16, 2007 by SLP. The GECC term loan requires monthly interest payments in the first two years of the loan, monthly interest and principal (equal to one-twelfth of one percent of the loan amount) payments in the third year of the loan and monthly interest and principal (amortized over twenty years) payments in the fourth through tenth years of the loan. The principal balance of the GECC term loan is due and payable on June 1, 2017. The GECC term loan bears interest at three-month LIBOR plus 1.70% (reset monthly) and can be converted to a fixed rate equal to the seven-year weekly U.S. dollar interest rate swap plus 1.98% between the seventh and thirty-sixth months of the loan. The GECC bridge loan requires monthly interest payments with the principal balance due and payable on December 1, 2007. The GECC bridge loan bears interest at three-month LIBOR plus 5.00% (reset monthly).

The GECC loans are secured by first priority mortgages or deeds to secure debt on the fifteen acquired hotels and the tangible and intangible property located on or used exclusively in connection with the operations on the hotel properties, including inventory, equipment, fixtures, accounts and general intangibles. The GECC loans contain certain affirmative and negative covenants with which SLP must comply, including maintenance of a 1.3:1 fixed charge coverage ratio (as defined in the loan agreement filed with this report as Exhibit 10.2) with respect to the hotels, maintenance of insurance, reporting requirements and restrictions on property transfers and the granting of liens. Customary events of default are included in the GECC loans, including payment defaults, breaches of covenants and insolvency/bankruptcy events, the occurrence of which give GECC the right to accelerate repayment of the loans. The GECC loans are guaranteed by Supertel.

The description of the GECC loans is qualified in its entirety by the loan documents filed with this report as Exhibits 10.2 and 10.3 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this report is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Financial statements for the Masters Inn hotels will be filed under cover of a Form 8-K/A no later than August 1, 2007.
(b)	Pro Forma Financial Information.
Pro forma financial information on the Masters Inn hotel acquisition will be filed under cover of a Form 8-K/A no later than August 1, 2007.
(c)	Exhibits.
2.1

Hotel Purchase Agreement, dated March 7, 2007, among MEI I Properties, LP, HLC Properties, LP, HLC Atlanta Properties, LP, HLC ATLTU Properties, LLC, HLC ORLID Properties, LLC, HLC Kissimmee Properties, LP, HLC Main Gate Properties, LP, HLC Tampa Properties, LP, MEI 2 Properties, LP, RCL Properties, LLP, Masters Economy Inns, Inc., J. Roger Hammond, Charles M. Aimone and Supertel Limited Partnership (incorporated by reference to Exhibit 2.1 to Supertel’s Current Report on Form 8-K dated March 7, 2007).

10.1	Management Agreement, dated May 16, 2007, between TRS Leasing, Inc. and HLC Hotels, Inc.

10.2

Promissory Notes, Loan Agreement and form of Deed to Secure Debt, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated May 16, 2007, by Supertel Limited Partnership to and for the benefit of General Electric Capital Corporation.

10.3	Unconditional Guaranty of Payment and Performance, dated May 16, 2007, by Supertel Hospitality, Inc. to and for the benefit of General Electric Capital Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: May 21, 2007	By: /s/ Donavon A. Heimes
Name: Donavon A. Heimes
Title: Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description	Page. No.
2.1

Hotel Purchase Agreement, dated March 7, 2007, among MEI I Properties, LP, HLC Properties, LP, HLC Atlanta Properties, LP, HLC ATLTU Properties, LLC, HLC ORLID Properties, LLC, HLC Kissimmee Properties, LP, HLC Main Gate Properties, LP, HLC Tampa Properties, LP, MEI 2 Properties, LP, RCL Properties, LLP, Masters Economy Inns, Inc., J. Roger Hammond, Charles M. Aimone and Supertel Limited Partnership (incorporated by reference to Exhibit 2.1 to Supertel’s Current Report on Form 8-K dated March 7, 2007).

10.1	Management Agreement, dated May 16, 2007, between TRS Leasing, Inc. and HLC Hotels, Inc.
10.2

Promissory Notes, Loan Agreement and form of Deed to Secure Debt, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated May 16, 2007, by Supertel Limited Partnership to and for the benefit of General Electric Capital Corporation.

10.3	Unconditional Guaranty of Payment and Performance, dated May 16, 2007, by Supertel Hospitality, Inc. to and for the benefit of General Electric Capital Corporation.